Customer # 41-565672


                        PLEDGE AND ASSIGNMENT OF DEPOSITS

Secured Party:                                      Debtor(s)/Pledgor(s):

Bank of America, N.A.                               Consolidated American Rental
                                                    Insurance Company, LTD

Banking Center:                                     10324 South Dolfield Drive
10 Light Street                                     Owings Mills, Maryland 21117
Baltimore, Maryland 21202

County: Baltimore City                              County: Baltimore County

Debtor/Pledgor is: Corporation
Address is Debtor's: Place of Business
If more than one place of business Address is Debtor's/Pledgor's:
N/A


1. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor/Pledgor (hereinafter referred to as "Debtor") pledges, assigns and grants to Bank of America, N.A. ("Bank") a security interest in all of the D right, title, and interest in and to the following:

     Certificate of Deposit Number 91000026168922, dated March 30, 2000.

issued by or maintained with Bank of America, N.A. (the "Financial Institution"), together with all moneys or proceeds due or to become due thereunder, whether by way of interest, dividend, or otherwise, and all additions, substitutions, or renewals thereof (collectively, the "Deposits"), [whether or not any such additions, substitutions, or renewals are issued by or maintained with the Financial Institution], to secure the payment and performance of the Obligations (hereinafter defined).

2. Unless and until the Bank notifies the Financial Institution in writing that this Pledge and Assignment of Deposits (the "Pledge and Assignment") has been terminated, the Debtor agrees that THE FINANCIAL INSTITUTION SHALL NOT PERMIT WITHDRAWALS OF THE DEPOSITS WITHOUT THE WRITTEN AUTHORIZATION OF THE BANK. In permitting such withdrawals, the Financial Institution may conclusively rely on
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a  withdrawal  order signed by any officer of the Bank with a title of ASSISTANT
VICE PRESIDENT or above. The Bank is entitled to enforce its rights hereunder without regard to any resulting imposition by the Financial Institution against the Debtor of any withdrawal penalty or other charge, for which the Debtor alone shall remain liable to the Financial Institution.

3. The  following  obligations  ("Obligations")  are  secured by this Pledge and
Assignment: all debts, obligations, liabilities and agreements of the Debtor and/or Rent-A-Wreck of America, Inc; Rent-A-Wreck One Way, Inc.; Bundy American Corporation; Rent-A- Wreck Leasing, Inc.; PRICELESS Rent-A-Car, Inc.; to Bank, now or hereafter existing, arising directly or indirectly, whether absolute or contingent, joint or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, and all renewals, extensions and rearrangements thereof; all costs and expenses incurred by Bank, including attorney's fees, to obtain, preserve, perfect, enforce and defend this Pledge and Assignment; and all amounts which may be owed to Bank pursuant to all other loan documents (the "Loan Documents") executed by the Debtor and/or any other party evidencing, securing, guarantying, or in connection with any of the foregoing.

4. The Debtor represents, warrants and covenants that (a) the Debtor is the owner of the Deposits and has authority to execute and deliver this Pledge and Assignment; (b) the Deposits are not subject to any liens or offsets of any person, firm or corporation other than Bank; (c) it has not made, and will not make, any pledge, assignment or transfer of the Deposits except to Bank; (d) it has not withdrawn, canceled, been repaid or redeemed all or any part of the Deposits, nor is there any pending application to do so; (e)it shall not, so long as any Obligations are outstanding, assign, transfer, withdraw, cancel, redeem or seek repayment of the Deposits; (f) it shall, immediately upon Bank's request, execute and deliver such further instruments and documents, and take all such other action, as Bank deems necessary or desirable, to further evidence and perfect this assignment, pledge and grant of security; (g) it shall promptly notify Bank of any claim, action or proceeding affecting title to the Deposits, or any part thereof, or the security interest herein, and, at the request of Bank, appear in and defend any such action or proceeding; (h) the Debtor authorizes Bank to notify any issuer or depository of Deposits of Bank's interest therein; and (i) should any funds payable with respect to the Deposits be received by the Debtor, they shall immediately upon such receipt become subject to the lien hereof and while in the hands of the Debtor be segregated from all other funds of the Debtor and be held in trust for Bank and the Debtor shall have absolutely no dominion or control over such funds except to immediately pay them into the Deposits.

5. The Debtor hereby consents that at any time and from time to time with or without consideration, the Bank may, without notice to or further consent of the Debtor and without in any manner affecting or impairing this Pledge and Assignment, (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any liability or Obligation or installment thereof, or any security therefor; (b) make loans or advances to the Debtor or any other party whose Obligations are secured hereby, or otherwise incur or acquire obligations of the Debtor, (c) accept partial payments upon the Obligations or any part thereof, (d) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property at any time pledged or mortgaged to secure the Obligations and any offset there against; (e) exercise or refrain from exercising any rights against the Debtor or others or act or refrain from acting in any other manner;
(f) settle or compromise any Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Obligation of any other parties primarily or secondarily liable on any of the Obligations; (g) release or compromise any obligation of the Debtor hereunder or any obligation of any other parties primarily or secondarily liable on any of the Obligations;
(h) apply any sums from any sources to any of the Obligations without regard to any Obligations remaining unpaid; and (i) otherwise deal in any manner with: (1) all of any part of the Obligations; (2) any of the Loan Documents; (3) all or any part of any property at any time securing all or any part of the Obligations; and (4) any party at any time liable for any part of the Obligations.

6. In the event of any default in the payment or performance of the Obligations or any Loan Documents (whether by acceleration, declaration, extension or otherwise), or upon the maturity of any Deposits, the Debtor waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor and any other notice required to be given under law to any borrower, endorser or guarantor of the Obligations in connection with the delivery, acceptance, performance, default, enforcement, or indorsement of the Loan Documents, and irrevocable authorizes the Bank to demand for, withdraw and receive from the Financial Institution, and irrevocable authorizes and directs the Financial Institution to pay to the Bank, as the sole payee, any and all finds and deposits comprising the Deposits, at such times and in such amounts as the Bank in its sole discretion shall determine. Financial Institution shall be fully protected in relying upon the written statement of Bank that the Deposits are at the time of such demand assigned hereunder and that Bank is entitled to payment of the Obligations therefrom. Bank may in its discretion either (a) hold such funds or any portion thereof subject to the terms hereof, or (b) apply such funds or any portion thereof to the Obligations in such order and manner as the Bank may elect. The Debtor confirms that any payments by the Financial Institution to Bank pursuant to such demand shall, to9 the extent thereof, satisfy any obligation of the Financial Institution with respect to the Deposits and be a full and complete release, discharge and acquittance for the Financial Institution making such payment to the extent of the amount so paid. The Bank may at any time or from time to time take any and all actions with respect to the Deposits as authorized herein, by law and by the terms of any Loan Documents.

7. This Pledge and Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Pledge and Assignment shall remain in full force and effect unless and until all of the Obligations have been fully satisfied. The terms and conditions hereof cannot be limited or amended without the Bank's written consent.

8. CONFESSION OF JUDGMENT. THE DEBTOR AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES TO APPEAR ON BEHALF OF THE DEBTOR IN ANY COURT ION ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OR PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST THE DEBTOR IN FAVOR OF THE HOLDER OF THIS AGREEMENT IN THE FULL AMOUNT DUE UNDER THIS AGREEMENT (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF THE DEBTOR FOR PRIOR HEARING. THE DEBTOR AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. THE DEBTOR WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON THE DEBTOR ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE DEBTOR SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE

THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER SHALL DEEM NECESSARY, CONVENIENT OR PROPER.

9. WAIVER OF JURY TRIAL. THE DEBTOR WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE DEBTOR AND BANK MAY BE PARTIES, ARISING OUT OF OR IN
CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, OR THE LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE DEBTOR.

10. NOTICE OF FINAL AGREEMENT. THIS WRITTEN ASSIGNMENT OF DEPOSIT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Debtor has duly executed this Pledge and Assignment under seal as of the 29 day of MARCH, 2000.


Corporate or Partnership Debtor/Pledgor:
Consolidated American Rental Insurance Company, Ltd.


By:    /s/ Kenneth Blum Jr.  (Seal)
Name:  Kenneth Blum Jr.
Title: President

------------------------------
Attest (If Applicable)

(Corporate Seal)

                           RECEIPT AND ACKNOWLEDGMENT


     Receipt, acknowledgment and acceptance of the terms and provisions of the above Pledge and Assignment and authorization to pay the Bank are hereby acknowledged and confirmed. WE AGREE TO PREVENT WITHDRAWAL OF ANY PORTION OF THE DEPOSITS BY ANY PARTY OTHER THAN THE BANK, and to remit all funds held in the Deposits directly to and payable solely to the other of the Bank, upon the Bank's demand therefor made pursuant to the terms of the above Pledge and Assignment.

     We confirm to the Bank as follows: (a) our records reflect no assignments, liens, security interests, or other encumbrances of the Deposits other than those mentioned in the above Pledge and Assignment; (b) signature(s) on the above Pledge and Assignment compare favorably with our records and constitutes sufficient authority to enable Bank to withdraw, renew, or otherwise deal with the Deposits as the holder thereof; (c) the present balance of funds represented by the Deposits is $600,000 and we are not in receipt of any notice of withdrawal or notice not to renew; (d) the maturity date, if any, is 3/30/01; and (e) we have marked our books and records to indicate the pledge and assignment in favor of Bank and Bank's interest in the Deposits.

     If the Deposits are certificated or accompanied by passbooks, we agree not to issue any additional or replacement certificates or passbooks, as applicable, to any party without prior written authorization of the Bank.

     We agree and acknowledge that any right of set off, b lien or other claim (including any claim for penalties) we may have or which may hereafter arise with respect to the funds in the Deposits is and shall remain subordinate to the Bank's rights under the above Pledge and Assignment. Upon the maturity of the Deposits, if any, and upon each subsequent maturity, if any, we may act upon the instructions of our depositor identified above as "Debtor," only to the extent that such instructions (a) advise us on the terms of renewal desired by our depositor, and (b) do not contradict any other instruction to us from the Bank, whether contained herein or in any other writing.

     I hereby certify that I am an officer or other official of the Financial Institution duly authorized to execute this Receipt and Acknowledgment and to bind the Financial Institution to the terms hereof this 30 day of March, 2000.

                                      Bank of America, N.A.
                                      (Name of Financial Institution)


                                      By: /s/ Patrick M. Moore (SEAL)
                                      Name:  Patrick M. Moore
                                      Title: VP

BO03 STPR                  * BOSS-S/T ACCOUNT PROFILE *        00/04/04 12.23.31
CONVERSATION O                                                       ENTITY: NMD
         ACCOUNT: 91000026168922              PRODUCT: CDS
ACCOUNT TITLE AND ADDRESS:                    TYPE: 215 FIXED TERM CD 12-17
                                                   MOS.
CONSOLIDATED AMERICAN RENTAL INSURANCE        STATUS: ACTIVE   SSN/EIN:
                                              980181386
10324 S DOLFIELD RD                           BANKING CTR: 5012605
OWINGS MILLS MD 21117-3510                    SVC LVL:             LOB: COM
                                              REL MANAGER: 82131
                                              REGION CODE: 001
                                              DOB:
                                              OPEN: 03/30/00       CLOSE:
         COUNTRY OF CITIZENSHIP:              LST RENW:            MAT: 03/30/01
                                              SYSTEM TYPE: 200 COMMERCIAL
                                              RATE: 5.89000        APY: 6.05000
                                              TERM: 12 MONTHS PRNT TYPE: REGULAR
CURRENT BALANCE:        600,000.00            COMPOUND FREQUENCY: MONTHLY
ACCRUED INTEREST:           484.11            RET MAIL: 0
                                              SPEC MAIL: DOMESTIC
HOLDS:                         .00            LAST MNT:04/04/00
                                              BOSS MNT: 3/31/00
CD COLLATERAL:          600,000.00            LAST CUST ACTIVITY: 03/30/00
LAST STMT:                     .00
IRA UPGRADED THIS YEAR:

                                                                FILE DATE 040300
PF9=ST MENU
PF4=MAIN MENU PF5= HELP PF6=NEW CONVERSATION PF7= OLD CONVERSATION
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